               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

         Pursuant to Section 13 or Section 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):
                        November 25, 1996
                       -----------------



                      Alamo Rent-A-Car, Inc.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)



                             Florida
     ------------------------------------------------------
         (State or other jurisdiction of incorporation)



          33-80271                        59-1465528
  -------------------------    ------------------------------
 (Commission File Number)      (IRS Employer Identification No.)


 110 Tower, 110 S.E. 6th Street, Fort Lauderdale, Florida  33301
 ---------------------------------------------------------------
  (Address of principal executive offices, including zip code)


          Registrant's telephone number, including area
                      code: (954) 522-0000
                           ---------------



               SEE TABLE OF CO-REGISTRANTS BELOW.

                   TABLE OF CO-REGISTRANTS(1)



                               STATE OR OTHER
                              JURISDICTION OF     IRS EMPLOYER
                              INCORPORATION OR   IDENTIFICATION
            NAME                ORGANIZATION         NUMBER
            ----                ------------         ------
Alamo Rent-A-Car (Belgium),       Florida          65-0489368
Inc.
Alamo Rent-A-Car (Canada),        Florida          65-0568278
Inc.
DKBERT Assoc.                     Florida          59-1946177
                                  (General
                                Partnership)
Green Corn, Inc.                  Florida          59-1694750
Guy Salmon USA, Inc.              Florida          65-0200221
Guy Salmon USA, Ltd.              Florida          65-0200220
                                  (Limited
                                Partnership)
Territory Blue, Inc.              Florida          65-0579364
Tower Advertising Group, Inc.     Florida          65-0163142



(1) Address, including zip code, and telephone  110 Tower
    number, including area code, of principal   110 S.E. 6th Street
    executive offices of Co-Registrants          Fort Lauderdale,
                                                Florida  33301
                                                (954) 522-0000

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     On November 25, 1996, Republic Industries, Inc. ("Republic") acquired all of the outstanding shares of common stock or partnership interests, as the case may be, of each of Alamo Rent-A-Car, Inc., Alamo Rent-A-Car (Belgium), Inc.,
Alamo Rent-A-Car (Canada), Inc., DKBERT Assoc., Green Corn, Inc., Guy Salmon USA, Inc., Guy Salmon USA, Ltd., Territory Blue,
Inc. and Tower Advertising Group, Inc. (collectively, the "Co-Registrants") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated as of November 6, 1996, among Republic, certain subsidiaries of Republic, the Co-Registrants and certain related entities, Michael S. Egan, certain trusts related to Michael S. Egan, Norman D. Tripp and William J. Kelly, Jr. (the "Merger"). The consideration paid by Republic in exchange for these common stock and partnership interests of the Co-Registrants consisted of 22,112,707 shares of common stock of Republic in the aggregate (which does not include 11,186 shares of Republic common stock issued by Republic pursuant to the Agreement in exchange for the common stock and partnership interests in other entities affiliated with the Co-Registrants). As a result of the Merger, Republic owns directly or indirectly 100% of the voting securities of each of the Co-Registrants. A copy of the Agreement is attached to this Form 8-K as Exhibit 2 and is incorporated herein by reference.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     In connection with the Merger, each of the Co-Registrants determined on December 5, 1996 to replace their current accountants, KPMG Peat Marwick LLP ("Peat Marwick"), with Arthur
Andersen LLP, who have traditionally been the accountants for Republic.

     Peat Marwick's report on the financial statements of the Co-Registrants for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

  An emphasis of matter paragraph was included in the report on DKBERT Assoc. (the "Partnership") for each of the years in the two-year period ended December 31, 1995, which makes reference to the lease of substantially all of the Partnership properties to Alamo Rent-A-Car, Inc. and the Partnership's economic dependence on Alamo for rental income sufficient to service its indebtedness.

     During the Co-Registrants' two most recent fiscal years and the subsequent interim period preceding the change in accountants, there were no disagreements with Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Peat Marwick, would have caused Peat Marwick to make reference to the subject matter of the disagreements in connection with its report.

     During the Co-Registrants' two most recent fiscal years and the subsequent interim period preceding the change in accountants, Peat Marwick did not advise the Co-Registrants (i) that the internal controls necessary for the Co-Registrants to develop reliable financial statements do not exist, except that with respect to its audit for the year ended December 31, 1995 which contained reportable conditions relating to internal control deficiencies regarding one of the Co-Registrants (Alamo Rent-A-Car (Belgium), Inc.) and certain subsidiaries of Guy Salmon USA, Inc. and Guy Salmon USA, Ltd., about which the Co-Registrants believe they have implemented measures that will prevent the recurrence of such conditions,
(ii) that information has come to their attention that has led them to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management, (iii) of the need to expand significantly the scope of its audit or that information had come to their attention that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to their dismissal they did not so expand the scope of their audit or conduct such further investigation, or
(iv) that information has come to their attention that they concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to their dismissal the issue has not been resolved to their satisfaction prior to their resignation.

     The Co-Registrants have provided Peat Marwick with a copy of the disclosures it is making in this Item 4. Peat Marwick has furnished the Co-Registrants with a letter addressed to the Commission stating that it agrees with the statements made by the Co-Registrants in this Item 4. The Co-Registrants have filed a copy of Peat Marwick's letter as Exhibit 16 to this Report.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          2    Agreement and Plan of Reorganization, by and among
               (i) Alamo Acquisition Corp., a Florida
               corporation, Alamo (Canada) Acquisition Corp., a Florida corporation, Alamo (Belgium) Acquisition Corp., a Florida corporation, Territory Blue Acquisition Corp., a Florida corporation, Tower Advertising Group Acquisition Corp., a Florida corporation, Green Corn Acquisition Corp., a Florida corporation, Guy Salmon Acquisition Corp., a Florida corporation, Alasys Acquisition Corp., a Florida corporation, Tripperoo Wings Acquisition Corp., a Florida corporation, Rising Moon Acquisition Corp., a Florida corporation, Alamo (Puerto Rico) Acquisition Corp., a Delaware corporation, Alamo Sales Acquisition Corp., a Florida corporation, AFL Fleet Acquisition
               Corp., a New York corporation, Alamo Leasing
               Acquisition Corp., a Florida corporation, Alamo Automobile Acquisition Corp., a Florida corporation, Alamo Shuttle Acquisition Corp., a Florida corporation, Tower Restaurants Acquisition Corp., a Florida corporation, Tower Food Acquisition Corp., a Florida corporation, and Corporate Planners Acquisition Corp., a Florida corporation; (ii) Alamo Rent-a-Car, Inc., a Florida corporation, Alamo Rent-a-Car (Canada), Inc., a Florida corporation, Alamo Rent-a-Car (Belgium), Inc., a Florida corporation, Territory Blue, Inc., a Florida corporation, Tower Advertising Group, Inc., a Florida corporation, Green Corn, Inc., a Florida corporation, Guy

               Salmon USA, Inc., a Florida corporation, Alasys, Inc., a Florida corporation, Tripperoo Wings, Inc., a Florida corporation, Rising Moon, Inc., a Florida corporation, Alamo Rent-A-Car (Puerto
               Rico), Inc., a Delaware corporation, Alamo
               International Sales, Inc., a Florida corporation, Risk Management Reengineering Assurance Group, a Cayman Islands company, AFL Fleet Funding, Inc., a New York corporation, Alamo Leasing Corp., a Florida corporation, Alamo Automobile Sales, Inc., a Florida corporation, Alamo Shuttle, Inc., a Florida corporation, 110 Tower Restaurants, Inc., a Florida corporation, Tower Food & Beverage, Inc., a Florida corporation, and Corporate Planners & Developers, Inc., a Florida corporation, Alasys, Ltd., a Florida limited partnership, Guy Salmon USA, Ltd., a Florida limited partnership, DKBERT Assoc., a Florida general partnership and RKCTR, a Florida general partnership; (iii) Republic Industries, Inc.; (iv) The Michael S. Egan Grantor Retained Annuity Trust for Sarah Egan Mooney, The Michael S. Egan Grantor Retained Annuity Trust for Eliza Shenners Egan, The Michael S. Egan Grantor Retained Annuity Trust for Catherine Lewis Egan, The Michael S. Egan Grantor Retained Annuity Trust for Teague Michael Thomas Egan, The Michael S. Egan Grantor Retained Annuity Trust for Riley Martin Michael Egan, The Michael S. Egan Living Trust, the 110 Group Trust, and Michael S. Egan; and (v) Norman D. Tripp and William H. Kelly, Jr.

          16   Letter, dated as of December 10, 1996, from KPMG
               Peat Marwick LLP

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ALAMO RENT-A-CAR, INC.



Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     (Principal Financial Officer)

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ALAMO RENT-A-CAR (BELGIUM), INC.



Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     (Principal Financial Officer)

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ALAMO RENT-A-CAR (CANADA), INC.



Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     (Principal Financial Officer)

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DKBERT ASSOC.


Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     (Principal Financial Officer)

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GREEN CORN, INC.




Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     (Principal Financial Officer)

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GUY SALMON USA, INC.



Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     President

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   GUY SALMON USA, LTD.

                                   By: GUY SALMON USA, INC.


Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     President

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TERRITORY BLUE, INC.


Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     Chief Executive Officer

                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TOWER ADVERTISING GROUP, INC.



Dated:    December 10, 1996       By: /s/ D. Keith Cobb
        -----------------------      ----------------------------
                                     D. Keith Cobb
                                     (Principal Financial Officer)

                          Exhibit Index
                          -------------


      Exhibit                     Exhibit
      Number

       2      Agreement and Plan of Reorganization, by and among
               (i) Alamo Acquisition Corp., a Florida
               corporation, Alamo (Canada) Acquisition Corp., a Florida corporation, Alamo (Belgium) Acquisition Corp., a Florida corporation, Territory Blue Acquisition Corp., a Florida corporation, Tower Advertising Group Acquisition Corp., a Florida corporation, Green Corn Acquisition Corp., a Florida corporation, Guy Salmon Acquisition Corp., a Florida corporation, Alasys Acquisition Corp., a Florida corporation, Tripperoo Wings Acquisition Corp., a Florida corporation, Rising Moon Acquisition Corp., a Florida corporation, Alamo (Puerto Rico) Acquisition Corp., a Delaware corporation, Alamo Sales Acquisition Corp., a Florida corporation, AFL Fleet Acquisition
               Corp., a New York corporation, Alamo Leasing
               Acquisition Corp., a Florida corporation, Alamo Automobile Acquisition Corp., a Florida corporation, Alamo Shuttle Acquisition Corp., a Florida corporation, Tower Restaurants Acquisition Corp., a Florida corporation, Tower Food Acquisition Corp., a Florida corporation, and Corporate Planners Acquisition Corp., a Florida corporation; (ii) Alamo Rent-a-Car, Inc., a Florida corporation, Alamo Rent-a-Car (Canada), Inc., a Florida corporation, Alamo Rent-a-Car (Belgium), Inc., a Florida corporation, Territory Blue, Inc., a Florida corporation, Tower Advertising Group, Inc., a Florida corporation, Green Corn, Inc., a Florida corporation, Guy Salmon USA, Inc., a Florida corporation, Alasys, Inc., a Florida corporation, Tripperoo Wings, Inc., a Florida corporation, Rising Moon, Inc., a Florida corporation, Alamo Rent-A-Car (Puerto
               Rico), Inc., a Delaware corporation, Alamo
               International Sales, Inc., a Florida corporation, Risk Management Reengineering Assurance Group, a Cayman Islands company, AFL Fleet Funding, Inc., a New York corporation, Alamo Leasing Corp., a Florida corporation, Alamo Automobile Sales, Inc., a Florida corporation, Alamo Shuttle, Inc., a Florida corporation, 110 Tower Restaurants, Inc., a Florida corporation, Tower Food & Beverage, Inc., a Florida corporation, and Corporate Planners & Developers, Inc., a Florida corporation, Alasys, Ltd., a Florida limited partnership, Guy Salmon USA, Ltd., a Florida limited partnership, DKBERT Assoc., a Florida general partnership and RKCTR, a Florida general partnership; (iii) Republic Industries, Inc.; (iv) The Michael S. Egan Grantor Retained Annuity Trust for Sarah Egan Mooney, The

               Michael S. Egan Grantor Retained Annuity Trust for Eliza Shenners Egan, The Michael S. Egan Grantor Retained Annuity Trust for Catherine Lewis Egan, The Michael S. Egan Grantor Retained Annuity Trust for Teague Michael Thomas Egan, The Michael S. Egan Grantor Retained Annuity Trust for Riley Martin Michael Egan, The Michael S. Egan Living Trust, the 110 Group Trust, and Michael S. Egan; and (v) Norman D. Tripp and William H. Kelly, Jr.

       16     Letter, dated as of December 10, 1996, from KPMG
               Peat Marwick LLP